EXHIBIT 99.2


                                                                 July 7, 1995



Mr. William Ziegler, III
250 Harbor Drive
P.O. Box 10128
Stamford, Connecticut 06904

Mr. William Ziegler, III, as Trustee
250 Harbor Drive
P.O. Box 10128
Stamford, Connecticut 06904

First Fidelity Bank, Connecticut, as Trustee
P.O. Box 1297
Stamford, Connecticut 06904


Gentlemen:


         This letter sets forth the understanding among each of you and Eridania Beghin-Say, S.A., a corporation organized under the laws of France ("EBS"), concerning the following transactions (the "Proposed Transactions"):

         (i) EBS and a subsidiary of EBS ("Subsidiary I") will enter into a stock purchase agreement with all of the holders of common stock of GIH Corp., a Delaware corporation ("GIH"), including you, pursuant to which Subsidiary I will agree to purchase all of the outstanding shares of common stock of GIH at a per share price calculated based on an underlying value of $40 for each share of common stock of American Maize-Products Company ("American Maize") owned by GIH less the value of any disclosed liabilities of GIH (the "GIH Stock Purchase Agreement"). It is understood that GIH will have no assets at the time of sale of the GIH stock other than shares of American Maize. Consummation of the GIH Stock Purchase Agreement will be conditioned on (A) the approval by the Board of Directors of American Maize and the stockholders of American Maize of the Merger Agreement and of an amendment to the Articles of Incorporation of American Maize (each as described in paragraph (ii) below), (B) the agreement of the other stockholders of GIH to the sale of GIH common stock and (C) subject to paragraph
(iv) below, the receipt by Swisher (as defined below) of assurances reasonably satisfactory to the Purchasers (as defined below) of the availability of senior debt in the aggregate amount of $110 million on commercially reasonable terms and conditions. Consummation of the GIH Stock Purchase Agreement will occur immediately prior to consummation of the Merger Agreement. You will agree in the GIH Stock Purchase Agreement not to sell your shares of GIH or permit GIH to sell its American Maize shares to any other party at any time prior to December 31, 1995. The GIH
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Stock Purchase Agreement also will contain other customary terms and conditons;

         (ii) EBS and a subsidiary of Subsidiary I ("Subsidiary II") will enter into an agreement and plan of merger with American Maize pursuant to which Subsidiary II will be merged with and into American Maize and each of the outstanding shares of common stock of American Maize (other than the shares owned by GIH) will be cancelled in exchange for $40 in cash (the "Merger Agreement"). The Merger Agreement will contain substantially equivalent terms as contained in the Agreement and Plan of Merger, dated as of February 22, 1995, among American Maize, EBS and Cerestar USA, Inc. Consummation of the Merger Agreement will be conditioned, among other customary conditions, on (A) the approval of the Merger Agreement by the requisite vote under the Maine Business Corporation Act ("MBCA") of the stockholders of American Maize, (B) no more than 5% of the holders of common stock of American Maize perfecting dissenters' rights under Maine law by filing a written objection to the merger prior to or during the meeting of stockholders to vote upon the Merger Agreement and (C) the approval of the Board of Directors and stockholders of American Maize of an amendment to the Articles of Incorporation of American Maize making Section 910 of the MBCA inapplicable to American Maize;

         (iii) EBS and Subsidiary I will enter into a stock purchase agreement with you or your respective nominees who are controlled by you (the "Purchasers") pursuant to which they will agree to cause American Maize to sell 88% of the outstanding shares of common stock of Swisher International, Inc. ("Swisher") to the Purchasers for $145 million in cash and a subordinated note (the "Note") issued by Swisher in the principal amount of $20 million (as described in paragraph (iv) below) (the "Swisher Stock Purchase Agreement"). The sale of the common stock of Swisher will effect a transfer of all of the assets and liabilities (excluding intercompany liabilities) related to the business of Swisher (subject to the agreement of the parties on the closing balance sheet of Swisher), provided, however, that Swisher will have only $5 million of cash on hand at the time of consummation of the sale. The Swisher Stock Purchase Agreement will provide that Swisher will indemnify American Maize and its affiliates for all past, present and future liabilities arising out of or related to the business or operations of Swisher;

         (iv) The Note issued by Swisher will pay interest at the rate of 6% per annum, payable semi-annually in arrears. The Note will provide for the payment of $3 million of the principal amount of the Note on each of the fifth and sixth anniversaries of the date of issuance of the Note and payment of $14 million of the principal amount of the Note on the seventh anniversary of the date of issuance of the Note. The indebtedness evidenced by the Note will be subordinate and junior to no more than $110 million of senior debt containing terms which are reasonably satisfactory to EBS. The Note will contain other customary terms and conditions. If the senior lenders require a modification to the repayment schedule for the Note set forth above, the
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parties  hereto will use their best  efforts to negotiate in good faith to agree on a repayment schedule and other terms of the Note that are in the aggregate economically comparable to American Maize to the repayment schedule and other terms of the Note contemplated herein; and

         (v) Concurrent with consummation of the Swisher Stock Purchase Agreement and execution of the Note, American Maize, the Purchasers and Swisher will enter into a stockholders agreement (the "Swisher Stockholders Agreement"). The Swisher Stockholders Agreement will entitle American Maize to (A) designate one representative who will be entitled to (i) receive notice of, (ii) attend as an observer and (iii) receive copies of all documents distributed at, each meeting of the Board of Directors of Swisher, (B) exercise "piggyback" registration rights in the event of an initial public offering of the common stock of Swisher, (C) exercise first priority tag-along rights to sell its shares of Swisher common stock in the event of the sale of any shares of common stock by another stockholder of Swisher, (D) at its option require Swisher and the stockholders of Swisher to purchase American Maize's shares of common stock of Swisher at a price equal to the fair market value of such shares (as determined by one or more investment banks reasonably acceptable to the Puchasers and EBS based on the acquisition value of Swisher at that time) at any time after the fifth anniversary of the date of the Swisher Stockholders Agreement and (E) receive information on a periodic basis related to the operations and financial results of Swisher. The Swisher Stockholders Agreement also will entitle Swisher at its option to purchase American Maize's shares of common stock of Swisher at a price equal to the fair market value of such shares (as determined by one or more investment banks reasonably acceptable to the Purchasers and EBS based on the acquisition value of Swisher at that time) at any time after the fifth anniversary of the date of the Swisher Stockholders Agreement. The Purchasers and EBS will each bear one-half of the aggregate fees of any investment bank or banks engaged to determine the fair market value of shares of common stock of Swisher.

         The GIH Stock Purchase Agreement, the Merger Agreement, the Swisher Stock Purchase Agreement, the Note and the Swisher Stockholders Agreement are hereinafter referred to collectively as the "Definitive Agreements." In connection with the foregoing and to induce all parties to work toward the negotiation and execution of Definitive Agreements with respect to such Proposed Transactions, the parties hereto agree as follows:

         The parties shall use their best efforts to negotiate and enter into as promptly as practicable the Definitive Agreements with respect to the Proposed Transactions embodying the terms set forth herein and such other terms,
agreements,   representations,   warranties   and  conditions  as  are  mutually
satisfactory to the parties. In connection with the preparation of the Definitive Agreements, you shall provide EBS with such information concerning GIH as may reasonably be requested by EBS.
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         It is understood  that this letter  agreement sets forth a statement of intentions with respect to the Proposed Transactions, but does not contain all matters upon which agreement must be reached in order for the Proposed
Transactions to be consummated. It is further understood that this letter agreement constitutes an obligation binding on each party to use its best efforts and to act in good faith to complete the Proposed Transactions and to negotiate and enter into the Definitive Agreements. Other than the foregoing, neither the Purchasers nor EBS will have any liability to the other. Each party will bear its own expenses that arise from this letter agreement.

         This letter agreement, unless the parties mutually agree in writing to extend it, will expire on the 45th day after the date hereof.

         This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

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         Please confirm that the foregoing  accurately  sets forth our agreement by executing this letter and returning it to EBS.

July 7, 1995

                                                 Very truly yours,
                                                 ERIDANIA BEGHIN-SAY, S.A.



                                                 By: /s/ Stefano Meloni
                                                    -----------------------
                                                    Name:   Stefano Meloni
                                                    Title:  Chairman


Accepted:

WILLIAM ZIEGLER, III

/s/ William Ziegler, III
- ----------------------------


WILLIAM ZIEGLER, III,
as Trustee under the will of
Helen M. Rivoire

/s/ William Ziegler, III
- ----------------------------


WILLIAM ZIEGLER, III,
as Trustee under the will of
William Ziegler, Jr.

/s/ William Ziegler, III
- ----------------------------

FIRST FIDELITY BANK, CONNECTICUT,
as Trustee under the will of
Helen M. Rivoire


By: /s/ Donald S. Rotzien
    --------------------------
    Name: Donald S. Rotzien
    Title: Executive Vice-President


FIRST FIDELITY BANK,  CONNECTICUT,
as Trustee under the will of
William  Ziegler, Jr.

By: /s/ Donald S. Rotzien
    --------------------------
    Name: Donald S. Rotzien
    Title: Executive Vice-President


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